SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 18, 2008

Date of Report (Date of earliest event reported)

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

                                                                                                                                                                   000-50230                                                                                  54-1873198

                                                                                                                                                                 (Commission File Number)                                                      (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 .0 1	Other Events.

On January 18, 2008, Friedman, Billings, Ramsey Group, Inc. (“FBR”) issued a press release announcing that, as expected, First NLC Financial Services, LLC (“FNLC”), FBR’s mortgage origination subsidiary, filed a voluntary petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in order to effectuate an orderly liquidation of FNLC’s assets. FNLC’s intent to file for Chapter 11 was announced on January 11, 2008. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit.
99.1	Friedman, Billings, Ramsey Group, Inc. Press Release dated January 18, 2008 .

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008                                  Friedman, Billings, Ramsey Group, Inc.

                                                                               /s/ Kurt R. Harrington

Kurt R. Harrington
Executive Vice President, Chief Financial Officer and Treasurer